UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☒ Soliciting Material under §240.14a-12

Symetra Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On September 8, 2015, Symetra Financial Corporation made the following presentation to employees.

Symetra Employee Meeting September 8, 2015 FOR INTERNAL USE ONLY

Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Symetra by Sumitomo. In connection with the proposed acquisition, Symetra filed a preliminary proxy statement with the United States Securities and Exchange Commission (the “SEC”) on September 1, 2015, and intends to file other relevant materials with the SEC, including Symetra’s proxy statement in definitive form. Stockholders of Symetra are urged to read all relevant documents filed with the SEC, including Symetra’s definitive proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s websiteat www.sec.gov, or free of charge from Symetra at investors.symetra.com or by directing a request to Symetra at Karin.vanvleet@symetra.com.Participants in the Solicitation Symetra and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Symetra in favor of the proposed transaction. Information about Symetra’s directors and executive officers is set forth in Symetra’s Proxy Statement on Schedule 14A for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on March 25, 2015, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 26, 2015 and amended on April 22, 2015. Information concerning the interests of Symetra’s participants in the solicitation, which may, in some cases, be different than those of Symetra’s stockholders generally, is set forth in the preliminary proxy statement relating to the proposed transaction and other materials filed by Symetra with the SEC, and will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.Cautionary Statement Regarding Forward-Looking Statements Statements in this communication regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, future capital structure and liquidity, benefits and synergies of the proposed transaction, future opportunities for the combined company, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of Symetra constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets,” and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory approvals, the ability to obtain Symetra stockholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers, and any related impact on integration and anticipated synergies; and the other factors and financial, operational and legal risks or uncertainties described in Symetra’s public filings with the SEC, including the “Risk Factors” and “Forward-Looking Statements” sections of Symetra’s Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q. Symetra disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Symetra Employee Meeting September 8, 2015 Tom Marra President & CEO FOR INTERNAL USE ONLY

 Symetra Employee Meeting September 8, 2015  Welcome ようこそ    Sumitomo lifeFOR INTERNAL USE ONLY

Symetra Employee Meeting September 8, 2015 Masahiro Hashimoto President & CEO,Sumitomo Life FOR INTERNAL USE ONLY

Symetra Employee Meeting September 8, 2015 Tom Marra President & CEO FOR INTERNAL USE ONLY

Our Guiding Principles Value: We provide the employee benefits, retirement and life insurance solutions people need at a competitive price, and we back them up with outstanding service.Transparency: We communicate clearly and honestly. We build products that people can understand. Sustainability: Our products stand the test of time. We’re financially disciplined so we’ll be there when customers need us.  FOR INTERNAL USE ONLY

Solid Operating Results and Strong Sales Momentum First Half of 2015 (vs First Half of 2014)  Strong sales growth across Benefits, Retirement and Individual Life divisions  Benefits premium growth with loss ratio in the target range  Growth in FIA account values driving significant incremental net investment margin  Ongoing tax credit investment strategy  Higher operating expenses in support of growth and higher interest expense on debt Sales by Division Benefits $156.2 $98.0 Retirement1 $1,728.8 $1,454.3 Individual Life2 $28.2 $17.0 1H15 1H14 1 Retirement Division comprises the Deferred Annuities and Income Annuities segments. 2 Excluding COLI/BOLI. FOR INTERNAL USE ONLY

Individual Life Division  National Player Divisional Goal: $100 million in annual sales 2015 SWIFT Goal: Sustain strong growth momentum with over $50 million in sales supported by product and process innovation and a scalable operational platform FOR INTERNAL USE ONLY

Individual Life Division – Highlights Project SAIL Pilot to begin in October 2015 Roll out February of 2016 Pushing distribution deeper into existing channels Launched Chronic Illness Plus Rider  FOR INTERNAL USE ONLY

Retirement Division Dan Guilbert Executive Vice President, Retirement Division FOR INTERNAL USE ONLY

Retirement Division National Player Divisional Goal: $5 billion in annual sales 2015 SWIFT Goal: Generate over $3 billion in annuity sales through continued market leadership in the bank distribution channel and expansion into the broker-dealer channel FOR INTERNAL USE ONLY

Retirement Division – Key Achievements Adding products – Edge Plus is our best launch ever, including great marketing and training Adding distribution partners – New sales flows Adding wholesalers – Fully staffed with two new territories It takes a team. Successful growth is also made possible by strong support from Service & Operations, Technology and other internal partners.  FOR INTERNAL USE ONLY

Benefits Division Michael Fry Executive Vice President, Benefits Division. FOR INTERNAL USE ONLY

Benefits Division National Player Divisional Goal: $1 billion in annual premiums 2015 SWIFT Goal: Maintain loss ratio within target range while growing premiums across all lines of business to over $650M FOR INTERNAL USE ONLY

Benefits Portal Project Gary Nelson Log Out Contact Us Benefits for Employers Life and Disability Select Benefits Stop Loss Cross Marketing Dashboard Billing Manage Insureds Forms & Reports policy information Forms Claim Reports Custom Claims Report Evidence of Insurability Report Insured Enrollment Report Welcome to your group benefits home page! Evidence of Insurability Report (EOI) is now available on-line under the "forms and Reports" Reports" to EOI, this new report allows you to monitor EOI status.  Please note access to EOI information is restricted and require and requiry to Send Documents securely to our claims team Look under the "Claims" tab, click on "Send Documents" and follow and follow or would like access to the new EOI report please contact your Account Customer Service Representative to request to request navigating the fmla the fmla was designed to balace the needs of both employees and employers. But administering and tracking these leaves of absence can quickly overwhelm organizations and the cost of non-compliance can be steep. To alleviate these concerns, many employers are turning to outsourced managed absence programs to help navigate the complexities of leave administration. Download this flier to learn more FOR INTERNAL USE ONLY

Symetra Employee Meeting September 8, 2015 Tom Marra President & CEO FOR INTERNAL USE ONLY

Symetra Employee Meeting September 8, 2015 Questions? askqna@symetra.com FOR INTERNAL USE ONLY

Symetra Employee Meeting September 8, 2015 Symetra retirement benefits life FOR INTERNAL USE ONLY